MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1997-2

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 30,1997 the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of November 25, 1997 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


   Collection Period Ending                                  MARCH 31, 1998
   Determination Date                                        APRIL 8, 1998
   Distribution Date                                         APRIL 15, 1998

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   Class A Accumulation Period ("Y" or "N")?                     N
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                                                               ------
   Class B Accumulation Period ("Y" or "N")?                     N
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                                                               ------
   Early Amortization Period ("Y" or "N")?                       N
                                                               ------
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   Class B Investor Amount paid in full ("Y" or "N")?            N
                                                               ------


   MASTER TRUST INFORMATION

   Receivables

   1.    The aggregate amount of Receivables less all Receivables
         in Charged-Off Accounts as of the end of the last day of
         the Collection Period was equal to:                                            $      1,703,144,155.79

   2.    The aggregate amount of Principal Receivables as of the
         end of the last day of the Collection Period (not including
         reduction for Discount Receivables) was equal to:                              $      1,661,576,913.71

   3.    The average Discount Percentage for the Collection Period:                                        2.00%

   4.    The aggregate amount of Discount Option Receivables as of
         the end of the last day of the Collection Period was equal to:                 $         33,231,538.27

   5.    The aggregate amount of Principal Receivables as of the
         end of the last day of the Collection Period (including
         reduction for Discount Receivables) was equal to:                              $      1,628,345,375.44

   6.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
         increase for Discount Receivables) was equal to:                               $         41,567,242.08

   7.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
         increase for Discount Receivables) was equal to:                               $         74,798,780.35

   8.    The average amount of Receivables for the Collection
         Period was equal to:
         a. Average Principal Receivables                                               $      1,635,447,385.96
         b. Average Total Receivables                                                   $      1,712,805,902.53

   9.    The Transferor Amount as of the end of the last day of the
          Collection Period:                                                            $         20,345,375.44

   10.   Minimum Transferor Amount required as of end of last day of Collection Period: $                  0.00

   11.   The aggregate amount of Principal Charge-Offs for the
         Collection Period was equal to:                                                $         19,642,055.85

   12.   The aggregate amount of Finance Charge Charge-Offs
         for the Collection Period was equal to:                                        $          3,867,048.36

   13.   The Excess Funding Account Balance as of the end of the
         last day of the Collection Period                                              $            442,417.10


   Collections

   14.   The aggregate amount of Principal Collections for the
         Collection Period was equal to:
         a.)  Collection of Principal Receivables:                                      $        131,560,935.58
         b.)  Recoveries:                                                                          2,692,879.86
         c.)  Discount Receivable Collections:                                          $         (2,631,218.71)
                                                                                            -------------------
         d.) Total Principal Receivable Collections:                                    $        131,622,596.73


   15.   The aggregate amount of Finance Charge Collections for the
         Collection Period was equal to:
         a.)  Collection of Finance Charge Receivables                                  $         36,877,820.38
         b.)  Interchange Amount                                                        $          1,565,309.25
         c.)  Discount Receivable Collections                                           $          2,631,218.71
                                                                                            -------------------
         d.)  Total Finance Charge Receivable Collections                               $         41,074,348.34

   16.   The aggregate amount of interest earnings (net of losses
         and investment expenses) on the Excess Funding
         Account for the Collection Period:                                             $                  0.00

   17.   The aggregate amount of Collections processed for the
         Collection Period:                                                             $        172,696,945.07

   Invested Amounts

   18.   The 1997-1 Net Investment at the end of the last day of the
         Collection Period was equal to:
         a. Class A-1 Invested Amount                                                   $        256,000,000.00
         b. Class A-2 Invested Amount                                                   $        172,000,000.00
         c. Class A-3 Invested Amount                                                   $        135,000,000.00
         d. Class A-4 Invested Amount                                                   $        145,000,000.00
                                                                                            -------------------
         e. Total                                                                       $        708,000,000.00

   19.   The average amount of the 1997-1 Net Investment for the
         Collection Period was equal to:
         a. Class A-1 Invested Amount                                                   $        256,000,000.00
         b. Class A-2 Invested Amount                                                   $        175,870,967.74
         c. Class A-3 Invested Amount                                                   $        139,838,709.68
         d. Class A-4 Invested Amount                                                   $        145,000,000.00
                                                                                            -------------------
         e. Total                                                                       $        716,709,677.42

   20.   The 1997-2 Net Investment at the end of the last day of the
         Collection Period was equal to:
         a.  Class A                                                                    $        603,000,000.00
         b.  Class B                                                                    $        135,000,000.00
         c.  Collateral Indebtedness Interest                                           $         63,000,000.00
         d.  Class D                                                                    $         99,000,000.00
                                                                                            -------------------
         e.  Total                                                                      $        900,000,000.00

   21.   The average amount of the 1997-2 Net Investment for the
         Collection Period was equal to:
         a.  Class A                                                                    $        603,000,000.00
         b.  Class B                                                                    $        135,000,000.00
         c.  Collateral Indebtedness Interest                                           $         63,000,000.00
         d.  Class D                                                                    $         99,000,000.00
                                                                                            -------------------
         e.  Total                                                                      $        900,000,000.00


   22.   The aggregate Invested Amount across all series of Investor
         Certificates outstanding as of the end of the last day of the
         Collection Period:                                                             $      1,608,000,000.00

   Series 1997-2 Allocation Percentages

   23.   The Fixed Allocation Percentage with respect to the Collection Period:
                      a.  Class A                                                       %                  0.00
                      b.  Class B                                                       %                  0.00
                      c.  Collateral Indebtedness Interest                              %                  0.00
                      d.  Class D                                                       %                  0.00
                                                                                            -------------------
                      e.  Series 1997-2 Total                                                              0.00

   24.   The Floating Allocation Percentage with respect to the Collection Period:
                      a.  Class A                                                       %                 36.63%
                      b.  Class B                                                       %                  8.20%
                      c.  Collateral Indebtedness Interest                              %                  3.83%
                      d.  Class D                                                       %                  6.01%
                                                                                             -------------------
                      e.  Series 1997-2 Total                                                             54.67%

   Allocation of Collections

   25.   The Series 1997-2 allocation of Collections of Principal
         Receivables for the Collection Period:
                      a.  Class A                                                       $         48,046,068.04
                      b.  Class B                                                       $         10,756,582.40
                      c.  Collateral Indebtedness Interest                              $          5,019,738.45
                      d.  Class D                                                       $          7,888,160.42
                                                                                            -------------------
                      e.  Series 1997-2 Total                                           $         71,710,549.32


   26.   The Series 1997-2 allocation of Collections of Finance
         Charge Receivables for the Collection Period:
                      a.  Class A                                                       $         15,043,895.66
                      b.  Class B                                                       $          3,368,036.34
                      c.  Collateral Indebtedness Interest                              $          1,571,750.29
                      d.  Class D                                                       $          2,469,893.32
                                                                                            -------------------
                      e.  Series 1997-2 Total                                           $         22,453,575.61

   Portfolio Yield and Delinquencies

   27.   The Portfolio Yield for the  Collection Period:                                %                 15.12%

   28.   The 3-month average Portfolio Yield for the three most recent
         Collection Periods:                                                            %                 13.76%

   29.   The Base Rate for the Collection Period:                                       %                  7.84%

   30.   The 3-month average Base Rate for the three most recent
         Collection Periods:                                                            %                  7.97%

   31.   The 3-month average Portfolio Adjusted Yield:                                  %                  5.79%

   32.   The amount of Shared Excess Finance Charge Collections
         allocable to Series 1997-2 with respect to any Finance Charge
         Shortfall in such Series for the Collection Period:                            $                  0.00

   33.   The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
         (a) Delinquent 31 to 60 days                                                            $43,117,238.66
         (b) Delinquent 61 to 90 days                                                            $29,540,669.32
         (c) Delinquent 91 days or more                                                          $63,286,987.12

   Determination of Monthly Interest

   34.   Class A Monthly Interest:
                      a.  Class A Monthly Interest                                      $          2,963,493.75
                      b.  Funds allocated and available to pay Class A
                           Monthly Interest for the Collection Period (4.3a)            $         15,043,895.66
                      c.  Class A Interest Shortfall (b less a)                         $                  0.00
                      d.  Class A Additional Interest                                   $                  0.00

   35.   Class B Monthly Interest:
                      a.  Class B Monthly Interest                                      $             692,718.75
                      b.  Funds allocated and available to pay Class B
                           Monthly Interest for the Collection Period (4.3b)            $          3,368,036.34
                      c.  Class B Interest Shortfall (b less a)                         $                  0.00
                      d.  Class B Additional Interest                                   $                  0.00

   36.   Collateral Monthly Interest and Class D Monthly Interest:
                      a.  Collateral/Class D Monthly Interest                           $             869,062.50
                      b.  Funds allocated and available to pay Collateral/
                           Class D Monthly Interest for the Collection Period           $          4,041,643.61
                      c.  Collateral/Class D Interest Shortfall (b less a)              $                  0.00
                      d.  Collateral/Class D Additional Interest                        $                  0.00

   Determination of Monthly Principal

   37.   Class A Monthly Principal (pursuant to section 4.4a):
                  (X).a.  Available Principal Collections on deposit in the
                          Collection Account and available for distribution:            $                  0.00
                  (Y).a.  Controlled Accumulation Amount                                $                  0.00
                      b.  Deficit Controlled Accumulation Amount                                           0.00
                                                                                            -------------------
                      c.  Controlled Deposit Amount (sum a + b)                                            0.00
                  (Z).a.  Class A Invested Amount                                       $        603,000,000.00
         Class A Monthly Principal (the least of x,y,z)                                 $                  0.00

   38.   Class B Monthly Principal (pursuant to section 4.4b)
         (distributable only after payout of Class A)
                  (X).a.  Available Principal Collections on deposit in the
                          Collection Account and available for distribution:            $                  0.00
                  (Y).a.  Controlled Accumulation Amount                                $                  0.00
                      b.  Deficit Controlled Accumulation Amount                        $                  0.00
                                                                                            -------------------
                      c.  Controlled Deposit Amount (sum a + b)                         $                  0.00
                  (Z).a.  Class B Invested Amount                                       $        135,000,000.00
         Class B Monthly Principal (the least of x,y,z)                                 $                  0.00

   39.   Collateral Monthly Principal
                      a.  pursuant to 4.4c (i) prior to occurrence of
                          Early Amortization or payment in full of the
                          Class B Investor Amount (optional)                            $                  0.00
                      b.  pursuant to 4.4c (ii) prior to occurrence of
                          Early Amortization or payment in full of the
                          Class B Investor Amount                                       $                  0.00

   Available Funds

   40.   Class A Available Funds
                      a.  Class A Finance Charge allocation                             $         15,043,895.66
                      b.  Prior to Class B Principal Commencement Date, the
                          amount of Principal Funding Investment Proceeds for
                          such prior Collection Period                                  $                  0.00
                      c.  Any amount of Reserve Account withdrawn and
                         included in Class A Available Funds (section 4.14d)            $                  0.00
                      d.  Class A Available Funds (sum a-c)                             $         15,043,895.66

   41.   Class B Available Funds
                      a.  Class B Finance Charge allocation                             $          3,368,036.34
                      b.  On or After Class B Principal Commencement Date, the
                          amount of Principal Funding Investment Proceeds for
                          such prior Collection Period                                  $                  0.00
                      c.  Any amount of Reserve Account withdrawn and
                         included in Class B Available Funds (section 4.14d)            $                  0.00
                      d.  Class B Available Funds (sum a-c)                             $          3,368,036.34

   42.   Collateral Available Funds:
                      a.  Collateral Finance Charge allocation                          $          1,571,750.29

   43.   Class D Available Funds
                      a.  Class D Finance Charge allocation                             $          2,469,893.32


   Reallocated Principal Collections

   44.   Class D Subordinated Principal Collections (to the extent                      $                  0.00
         needed to fund Required Amounts)

   45.   Collateral Subordinated Principal Collections (to the extent                   $                  0.00
         needed to fund Required Amounts)

   46.   Class B Subordinated Principal Collections (to the extent                      $                  0.00
         needed to fund Required Amounts)

   47.   Total Reallocated Principal Collections                                        $                  0.00


   Investor Default Amounts

   48.   Class A Investor Default Amount                                                $          7,194,101.69


   49.   Class B Investor Default Amount                                                $          1,610,619.78


   50.   Collateral Investor Default Amount                                             $             751,622.56


   51.   Class D Investor Default Amount                                                $          1,181,121.17


   52.   Aggregate Investor Default Amount                                              $         10,737,465.21


   Allocable Amounts for Series 1997-2

   53.   The Allocable Amount for Series 1997-2 as of the end of the
         Collection Period (Inv Default Amt + Series 97-2 Adjust Amt)
              Class A                                                                   $          7,194,101.69
              Class B                                                                   $          1,610,619.78
              Class C                                                                   $            751,622.56
              Class D                                                                   $          1,181,121.17
                                                                                            -------------------
         Aggregate Allocable Amount                                                     $         10,737,465.21


   Required Amounts for Series 1997-2

   54.   Class A Required Amount (section 4.5a)
                  (a)   i.  Class A Monthly Interest for current Distribution
                            Date                                                        $          2,963,493.75
                       ii.   Class A Monthly Interest previously due but not
                            paid                                                        $                  0.00
                      iii.   Class A Additional Interest for prior Collection Period
                            or previously due but not paid                              $                  0.00
                      iv.   Class A Allocable Amount                                    $          7,194,101.69
                       v.    Class A Servicing Fee, including previously due but
                             not paid (if FNANB is no longer Servicer)                  $                  0.00
                  (b)       Class A Available Funds                                     $         15,043,895.66
                        ---------------------------------------------------------------------------------------
                            Class A Required Amount (sum of a-f minus g)                $                  0.00

   55.   Class B Required Amount (section 4.5b)
                  (x)   i.  Class B Monthly Interest for current Distribution
                            Date                                                        $             692,718.75
                       ii.   Class B Monthly Interest previously due but not
                            paid                                                        $                  0.00
                      iii.   Class B Additional Interest for prior Collection Period
                            or previously due but not paid                              $                  0.00
                      iv.    Class B Servicing Fee, including previously due but
                             not paid (if FNANB is no longer Servicer)                  $                  0.00
                            Class B Available Funds                                     $          3,368,036.34
                  (y)       Excess of Class B Allocable Amount over
                            funds available to make payments (section 4.8d)             $                  0.00
                        ---------------------------------------------------------------------------------------
                            Class B Required Amount ((sum of i-iv) minus Class B        $                  0.00
                            Available funds plus y)

   56.   Collateral/Class D Required Amount (section 4.5c)
                  (x) i.  Collateral/Class D Monthly Interest for current
                          Distribution date                                             $             869,062.50
                      ii.  Collateral/Class D Monthly Interest previously
                          due but not paid                                              $                  0.00
                      iii.  Collateral/Class D Additional Interest for prior
                          Collection Period or previously due but not paid              $                  0.00
                      iv.  Collateral/Class D Servicing Fee, including previously due
                          but not paid (if FNANB is no longer Servicer)                 $                  0.00
                          Collateral/Class D Available Funds                            $          4,041,643.61
                  (y)     Excess of Collateral/Class D Allocable Amount
                          amount over funds available to make payments                  $                  0.00
                          Collateral/Class D Required Amount ((sum of i-iv minus
                          Collateral/Class D Available Funds plus y)                    $                  0.00

   Investor Charge-Offs

   57.   The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
         Amount and Class D Invested Amount
                      a.  Class A                                                       $                  0.00
                      b.  Class B                                                       $                  0.00
                      c.  Collateral Indebtedness Amount                                $                  0.00
                      d.  Class D                                                       $                  0.00

   58.   The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
         Invested Amount
                      a.  Class B                                                       $                  0.00
                      b.  Collateral Indebtedness Amount                                $                  0.00
                      c.  Class D                                                       $                  0.00

   59.   The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                      a.  Collateral Indebtedness Amount                                $                  0.00
                      b.  Class D                                                       $                  0.00

   Servicing Fee

   60.   Class A Servicing Fee for the Collection Period                                $          1,005,000.00

   61.   Class B Servicing Fee for the Collection Period                                $             225,000.00

   62.   Collateral Servicing Fee for the Collection Period                             $             105,000.00

   63.   Class D Servicing Fee for the Collection Period                                $             165,000.00

   Enhancement
               (18% of total Invested Amount)
   64.   Required Enhancement Amount
                      a. Invested Amount as of the last day of the Collection
                          Period                                                        $        900,000,000.00
                      b.  Required Enhancement Amount (line a times 18%)                $        162,000,000.00

   65.   Enhancement Surplus
                      a.  Amount on Deposit in the Cash Collateral Account              $                  0.00
                      b.  Collateral Indebtedness Amount                                $         63,000,000.00
                      c.  Class D Invested Amount                                       $         99,000,000.00
                      d.  Required Enhancement Amount                                   $        162,000,000.00
                      e.  Enhancement Surplus ((sum of a:c) less d)                     $                  0.00
                      f.   Enhancement deficiency, deposit excess Finance
                           Charge to Cash Collateral Account                            $                  0.00

   Reserve Account

   66.   Lowest historical 3-month Portfolio Adjusted Yield
         (must be > 4%, or line 68 will adjust accordingly)                             %                  5.79%

   67.   Reserve Account Funding Date (based on line 69)                                                  08/15/01

   68.   Required Reserve Account Amount (after the Reserve Account
         Funding Date, 0.5% times the Class A Adjusted Investor Amount)                 $                  0.00

   69.   Available Reserve Account Amount
                      a.  Amount of deposit in the Reserve Account on the
                           Distribution Date                                            $                  0.00
                      b.  Required Reserve Account Amount                               $                  0.00
                                                                                            -------------------
                      c.  Available Reserve Account Amount                              $                  0.00

   Principal Funding Account

   70.   Principal Funding Account Balance as of prior Distribution Date                $                  0.00

   71.   Deposit to the Principal Funding Account on the current
         Distribution Date                                                              $                  0.00

   72.   Withdrawal from the Principal Funding Account on the Current
         Distribution Date                                                              $                  0.00

   73.   Principal Funding Account Balance as of the current
         Distribution Date                                                              $                  0.00

   74. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

   Certificate LIBOR Determination

   75.   Certificate LIBOR Determination date for the Collection Period                           03/16/98

   76.   Certificate LIBOR rate for the Collection Period                               %                  5.6875%

   77. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.
